Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 033-78264
                                                                       002-92665

             IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY


                              EXCELSIOR FUNDS TRUST

                                Equity Core Fund



  Supplement dated May 23, 2005 to the Excelsior Funds' Equity Funds Prospectus
       dated July 29, 2004 (as supplemented January 25, 2005) and to the
            Excelsior Funds' Institutional Shares Prospectus for the
                    Equity Core Fund dated January 31, 2005


        Effective July 22, 2005, the Equity Core Fund will change its investment policy to provide that at least 80% of the Fund's net assets will be invested in equity securities. Currently, the Fund is required to invest at least 80% of its net assets in equity securities of U.S. companies. The Fund's investment objective remains the same. As a result, page 28 of the Excelsior Equity Funds Prospectus and page 4 of the Institutional Shares Prospectus for the Equity Core Fund, will be revised on that date so that the first paragraph under the heading "Principal Investment Strategy" reads as follows:

        "Under normal circumstances, the Equity Core Fund invests at least 80% of its net assets in equity securities. For purposes of this test only, net assets includes borrowings for investment purposes. The Fund will provide shareholders with at least 60 days' prior notice of any change in this policy. These equity securities include common stocks and securities convertible into common stock of U.S. and foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size."